Exhibit 10.1

SECOND AMENDMENT TO TRANSACTION SUPPORT AGREEMENT

This Second Amendment, dated as of December 20, 2022 (this “Amendment”), to that certain Transaction Support Agreement, dated as of October 20, 2022 (as amended prior to the date hereof, the “Transaction Support Agreement”), is by and among (i) Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), and the other guarantors under the Existing Documents as set forth in the signature page to the Transaction Support Agreement (each such party listed in this clause (i), a “Company Party” and, such parties collectively, the “Company Parties”) and (ii) each undersigned Consenting Party that has executed and delivered counterpart signature pages to this Amendment. Each Company Party and each undersigned Consenting Party is referred to herein individually as a “Party”, and collectively as the “Parties.” Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the respective meanings attributed to such terms in the Transaction Support Agreement.
RECITALS
WHEREAS, the Company Parties and the Consenting Parties are parties to that certain Transaction Support Agreement;
WHEREAS, the Company Parties and certain Consenting Parties have engaged in arm’s length, good faith negotiations and reached an agreement regarding certain modifications to the Transaction Support Agreement, as reflected in this Amendment; and
WHEREAS, the Parties wish to amend the Transaction Support Agreement pursuant to the terms hereof and to take such actions as may be necessary to give effect to this Amendment.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AMENDMENT
1.Amendment. Effective as of the Amendment Effective Date (as defined below), the Transaction Support Agreement is hereby amended as follows:
(a)    The Term Sheet attached as Exhibit A to the Transaction Support Agreement is hereby amended by replacing any reference to “83.4%” therein with a reference to “81.3%”.
(b)    The section titled “Governance” in the Term Sheet attached as Exhibit A to the Transaction Support Agreement is hereby amended by replacing the words “Prior to the Closing Date” therein with “On or prior to January 15, 2023”.
2.Mutual Representations and Warranties. Each Party, severally and not jointly, represents and warrants to each of the other Parties that, as of the date hereof: (a) such Party is duly organized, validly existing, and in good standing (where such concept is recognized) under the laws of the jurisdiction of its organization, and has all requisite corporate, partnership, limited liability company or other organizational power and authority to enter into this Amendment; (b) the execution, delivery, and performance of this Amendment by such Party does not and shall not (i) violate any provision of law, rule, or regulation applicable to it or any of its subsidiaries or its organizational documents or those of any of its subsidiaries, or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under its organizational documents or any material contractual obligations to which it or any of its subsidiaries is a party; (c) such Party has no actual knowledge of any event that, due to any fiduciary or similar duty to any other Person or entity, would prevent it from taking any action required of it under this Amendment; and (d) this Amendment is a legally valid and binding obligation of such Party, enforceable against it in accordance with its terms.
3.Amendment Effective Date. This Amendment shall become effective and binding upon each of the Parties upon the occurrence of each of the following events (the date on which such events occur, the “Amendment Effective Date”):
a)execution and delivery of counterpart signature pages to this Amendment by the Company Parties and the Majority Consenting Parties; and
b)the Company Parties shall have paid all unpaid fees, costs and out-of-pocket expenses of the Advisors in accordance with their respective engagement letters and/or fee letters entered into with the Company (if any) to the extent invoiced at least one Business Day prior to the Amendment Effective Date.
4.Effect on Original Terms; Ratification. Each of the Parties hereby acknowledges and agrees that: (a) except as expressly set forth in this Amendment, all terms of the Transaction Support Agreement shall remain unmodified and shall continue in full force and effect in accordance with its terms from and as of the date hereof, which terms are hereby ratified, confirmed and reaffirmed in all respects; (b) except as expressly set forth in this Amendment, the execution, delivery and effectiveness hereof shall not operate as a waiver of any right, power or remedy of the Parties to the Transaction Support Agreement; and (c) each reference to the Transaction Support Agreement, and words of similar import in the Transaction Support Agreement, shall be a reference to the Transaction Support Agreement as amended by this Amendment and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.
5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any choice of law provision that would require the application of the laws of another jurisdiction. Section 21 of the Transaction Support Agreement is hereby incorporated herein by reference.
6.Counterparts; Execution. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute one and the same instrument, and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (PDF) or by DocuSign. This Amendment may be executed on behalf of one or more Consenting Parties by such Consenting Party’s investment manager or advisor, which is a signatory hereto solely in its capacity as the investment manager or advisor of such Consenting Party.
7.Successors. This Amendment is intended to bind and inure to the benefit of the Parties and their respective permitted successors, assigns, heirs, executors, estates, administrators, and representatives.
8.Severability. The invalidity or unenforceability at any time of any provision hereof in any jurisdiction shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof or the continuing validity and enforceability of such provision in any other jurisdiction; provided that, after excluding the provision that is declared to be invalid or unenforceable, the remaining terms provide for the consummation of the

Transactions contemplated by the Transaction Support Agreement in substantially the same manner as originally set forth at the date hereof.
9.Entire Agreement. This Amendment, including all of the exhibits attached hereto, if any, constitutes the entire agreement of the Parties with respect to the subject matter of this Amendment, and supersedes all other prior negotiations, agreements and understandings, whether written, oral, or implied, among the Parties with respect to the subject matter of this Amendment.
10.Headings. The headings of the sections, paragraphs, and subsections of this Amendment are included for convenience only and shall not affect the interpretation of the provisions contained herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

DIEBOLD NIXDORF, INCORPORATED

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	EVP, Chief Legal Officer and Secretary

DIEBOLD GLOBAL FINANCE CORPORATION

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

DIEBOLD HOLDING COMPANY, LLC

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

DIEBOLD SST HOLDING COMPANY, LLC

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

[Signature Page to Second Amendment to Transaction Support Agreement]

GRIFFIN TECHNOLOGY INCORPORATED

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

[Signature Page to Second Amendment to Transaction Support Agreement]

DIEBOLD SELF-SERVICE SYSTEMS

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

DIEBOLD NIXDORF DUTCH HOLDING B.V.

By	/s/ Elizabeth Christine Radigan
	Name:	Elizabeth Christine Radigan
	Title:	Director A

By	/s/ Hendrik Roelof Schouten
	Name:	Hendrik Roelof Schouten
	Title:	Director B

[Signature Page to Second Amendment to Transaction Support Agreement]

[Consenting Parties’ signature pages on file with the Company]

[Signature Page to Second Amendment to Transaction Support Agreement]